UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

450 Wireless Blvd.,  Hauppauge, NY    11788

(Address of principal executive offices)

(Zip code)

Emile Molineaux, Gemini Fund Services, LLC.

450 Wireless Blvd., Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2600

Date of fiscal year end:

1/31

Date of reporting period:7/31/08

Item 1.  Reports to Stockholders.

The Biondo Growth Fund

Semi-Annual Report

July 31, 2008

1-800-672-9152

www.thebiondogroup.com

Distributed by Northern Lights Distributors, LLC

Member FINRA/SIPC

Dear Fellow Shareholder,

The financial markets were under intense pressure during the second quarter of 2008 as investors faced a multitude of challenges; including inflation, decreasing home prices, credit issues and earnings expectations.  After surging more than 6% in April and May after the Bear Stearns bailout,  June was especially difficult for the Dow, as all gains for the quarter evaporated and then some.  In fact, it was the worst June for the Dow since the Great Depression.

While crude oil soared 40% to $140/barrel during the second quarter, it was no surprise that the period was a rough stretch for the US equity markets.  For the six months ended July 31, 20008, the S&P 500 declined by 7.08% and the Russell 3000 Growth Index was down 2.80% while the Biondo Growth Fund was down 4.61%.  Commodity-price inflation coupled with financial institutions under duress created a difficult outlook for the US and global economies, leaving many investors with a weary eye toward equity investments.

The US economy continued to defy expectations for a recession, at least technically, as GDP growth is tracking at around +1.4% for the first half of 2008.  It appears as though investors expect the situation to worsen as monetary and fiscal stimulus begin to fade.

The indexes are now officially in a bear market, having declined by approximately 20% from the peak last October.  While this is never easy, it is important to note that we have been through many such markets and we know how to survive.

The median length of all bear markets has been 18 months during which equities dropped by an average of 27%.  While all markets behave differently, the data suggest that we are closer to the end than the beginning of this both in terms of time and magnitude.

According to recent polls, over 80% of Americans have a negative outlook on the economy.  Other surveys reveal that consumer confidence is the lowest in over three decades.  With layoffs on the rise, home and equity prices declining, and news footage of depositors lined up at bank branches, it is no wonder why people are feeling despair.

While we came into the year positioned somewhat defensively, our posture did not save us from any part of this vicious decline.  Energy and materials have been the best performing sectors year to date and we have unfortunately been underweight in both areas.

We believe that these areas remain vulnerable, as they have yet to feel the wrath of the bear’s claws.  Interestingly, our strongest convictions come from the hardest hit companies and sectors that have already had their punishment.

The oil-price induced recession is underway and the big question now is how long it may last.  Traditionally during recession the best sectors are consumer staples and health care.  Due to input cost pressures, consumer staples appear less attractive to us, as profit margins will be squeezed for the foreseeable future.  This leaves health care as the most attractive sector, which conveniently is our largest overweight sector.

This stance appears to be paying off.  These companies should continue to grow despite the inflation picture.  The biggest risk appears to us that if oil and other commodity prices drop considerably, these stocks may not go up a lot because other areas will become more attractive and attract more attention.

Much has been made of this year’s advance in oil prices.  We would be remiss to not share our views.  The media and Wall Street pundits have been quick to label this as an “oil bubble.”  Much blame has been placed on “speculators” and many in Congress have been jawboning about trading curbs being the answer.  The facts paint a different picture as basic fundamentals are the driver behind higher commodity prices, oil in particular.

Worldwide known oil reserves are reaching a plateau.  Data out of the North Sea and the Gulf of Mexico show signs of significant declines.  The world’s two largest producers, Saudi Arabia and Russia have shown signs of production problems.  In fact, Russia has stated that the slip in production is a longer-term trend and not just a temporary problem.  The Saudis are producing less oil today than they were able to just a few years back.  In 2007, worldwide oil production decreased despite record oil prices and 2008 appears to be on track for further declines.  Basic economics explains that rising prices should invite rising supplies – unless the supply is not to be had.

On the flip-side of the equation is demand.  Although we have seen demand destruction over the past year in the US, worldwide demand continues to increase.  This is being fueled by developing countries, whose appetite for energy appears insatiable.  These countries are in the process of building the basic infrastructure – electricity, water and transportation.  The only thing that could derail this demand growth would be a global slowdown of epic proportions – something none of us would benefit from.

The internal battle at the Federal Reserve has become increasingly public in recent months – with some worried about growth and some worried about inflation.  This is serving to describe the Fed’s conundrum over what policy to enact.  In June’s meeting, the Fed signaled an end to interest rate cuts, with a closer eye on inflation.  Chairman Bernanke, in his most recent testimony, reiterated the Fed’s stance that a slowing economy should help to contain inflationary pressures.  The top priority appears to be the health of financial markets, as demonstrated by recent efforts to bolster Fannie Mae and Freddie Mac.  It also appears, however, that the focus has become less on solvency issues and more on the ability to extend credit that is necessary for economic growth.

In the longer-term, investment results will be determined by the underlying growth of corporate earnings.  We are pleased with the majority of our holdings’ corporate performances and believe that they will be able to weather this current storm.  We remain focused on owning great companies that deliver solid results.  In the short-term, this can be painful at times.

Earnings expectations continue to be ratcheted lower by Wall Street analysts.  While we tend to favor periods of rising earnings expectations, our sense is that we are near a point of inflection.  Historically, downward revisions on the scale that we see today are most intense at turning points in the economy, and while analysts are supposed to be forward-looking, the bias is usually skewed by the most recent experience.  We are more optimistic about expectations, although we do not expect a real acceleration in earnings over the next 12 months.

We maintain our belief that in the short to intermediate-term, it will be difficult for equities to move meaningfully higher without stability in housing and some relief at the gas pump.  In the meantime, we continue to monitor our positions and are pleased with the overall health of the companies that we own.  Our focus remains on the long-term, as we continue to battle the near-sighted volatility on a daily basis.

Very Truly Yours,

Joseph P. Biondo

Chief Investment Officer

Senior Portfolio Manager

Before investing, please read the Biondo Growth Fund’s prospectus and shareholder reports to learn about its investment strategy and potential risks.  Mutual Fund investing involves risk including loss of principal.  An investor should also consider the Biondo Growth Fund's investment objective, risks, charges, and expenses carefully before investing. This and other information about the Biondo Growth Fund is contained in the fund's prospectus, which can be obtained by calling toll free 877-246-6367. Please read the prospectus carefully before investing. Distributed by Northern Lights Distributors, LLC, member FINRA/SIPC.

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Past performance does not guarantee future results. The Fund's investment adviser has contractually agreed to reduce its fees and/or absorb expenses of the fund, at least until May 31, 2009, to ensure that the net annual fund operating expenses (exclusive of any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, or extraordinary expenses such as litigation) will not exceed 1.50% of the Fund, subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.  The Board of Trustees (the “Board” or “Trustees”) may terminate this expense reimbursement arrangement at any time.  Please review the Fund's prospectus for more detail on the expense waiver. Results shown reflect the waiver, without which the results could have been lower. A Fund's performance, especially for very short periods of time, should not be the sole factor in making your investment decisions. For performance information current to the most recent month-end, please call toll-free 1-877-BIONDOS (246-6367).

Source:  Market Street Advisors, Zephyr Style Advisors, Energy Information Administration, Decision Economics, Inc., Yahoo Finance®, thedowtheory.com, Gallup, US Dept. of Interior, McClatchy Washington Bureau

1024-NLD-10/9/2008

The Biondo Growth Fund

PORTFOLIO REVIEW

July 31, 2008 (Unaudited)

The Fund’s performance figures* for the period ending July 31, 2008, compared to its benchmarks:

	Six Months	One Year	Inception** – July 31, 2008
The Biondo Growth Fund – Investor Shares	-4.61%	-7.79%	1.67%
S&P 500 Total Return Index	-7.08%	-11.09%	0.55%
Russell 3000 Growth Total Return Index	-2.80%	-6.11%	2.40%

* The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.    The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares.   For performance information current to the most recent month-end, please call 1-800-672-9152.

** Inception date is May 3, 2006.

The Fund’s Top Ten Sectors are as follows:

Sectors	% of Net Assets
Healthcare & Healthcare Products	15.6%
Diversified Financial Services	9.9%
Oil & Gas	9.7%
Pharmaceuticals	7.3%
Biotechnology	6.8%
Computers	5.7%
Aerospace/Defense	4.6%
Lodging	4.4%
Miscellaneous Manufacturing	4.1%
Telecommunications	4.0%
Other, Cash & Cash Equivalents	27.9%
100.00%

The Biondo Growth Fund
PORTFOLIO OF INVESTMENTS
July 31, 2008 (Unaudited)
	Shares		Value
		COMMON STOCKS - 90.4%
		AEROSPACE / DEFENSE - 4.6%
	50,000	BE Aerospace, Inc. *	$ 1,284,000
	27,500	Boeing, Co.	1,680,525
			2,964,525

		AGRICULTURE - 3.0%
	37,500	Philip Morris International, Inc.	1,936,875

		BIOTECHNOLOGY - 6.8%
	22,500	Genentech, Inc.*	2,143,125
	30,000	Genzyme Corp.*	2,299,500
			4,442,625

		COMPUTERS - 5.7%
	14,250	Apple, Inc.* +	2,265,038
	11,500	Research In Motion, Ltd. *	1,412,430
			3,677,468

		DIVERSIFIED FINANCIAL SERVICES - 9.9%
	12,500	IntercontinentalExchange, Inc. *	1,247,500
	55,000	J.P. Morgan Chase & Co. +	2,234,650
	32,500	Morgan Stanley	1,283,100
	35,000	NYSE Euronext	1,653,400
			6,418,650

		ELECTRONICS - 2.1%
	17,500	Sunpower Corp. *	1,378,475

		ENGINEERING & CONSTRUCTION - 2.4%
	27,500	Foster Wheeler Ltd. *	1,561,175

		FOOD & BEVERAGE - 2.6%
	25,000	PepsiCo, Inc.	1,664,000

		HEALTHCARE & HEALTHCARE PRODUCTS - 15.6%
	70,000	Accuray, Inc. *	597,800
	18,500	Intuitive Surgical, Inc.* +	5,758,865
	35,000	Medtronic, Inc.	1,849,050

	See accompanying notes to financial statements.

The Biondo Growth Fund
PORTFOLIO OF INVESTMENTS (Continued)
July 31, 2008 (Unaudited)
	Shares		Value
		HEALTHCARE & HEALTHCARE PRODUCTS - 15.6% (Continued)
	30,000	Stryker Corp.	$ 1,925,700
			10,131,415

		INSURANCE - 2.1%
	350	Berkshire Hathaway, Inc. Class B*	1,340,150

		INTERNET - 2.7%
	3,750	Google, Inc. *	1,776,562

		LODGING - 4.4%
	25,000	Las Vegas Sands Corp. *	1,138,000
	17,500	Wynn Resorts, Ltd.	1,705,900
			2,843,900

		MISCELLANEOUS MANUFACTURING - 4.1%
	27,500	Terex Corp.	1,301,575
	30,000	Ceradyne, Inc.*+	1,390,500
			2,692,075
		OIL & GAS - 9.7%
	70,000	Dresser-Rand Group, Inc.*	2,667,000
	20,000	Murphy Oil Corp.	1,594,600
	20,000	Schlumberger, Ltd.	2,032,000
			6,293,600

		PHARMACEUTICALS - 7.3%
	62,500	Cubist Pharmaceuticals, Inc. *	1,416,250
	32,500	Onyx Pharmaceuticals, Inc. *	1,316,250
	17,500	United Therapeutics Corp. *	1,984,325
			4,716,825

		SOFTWARE - 3.4%
	85,000	Microsoft Corp.	2,186,200

		TELECOMMUNICATIONS - 4.0%
	47,500	Qualcomm, Inc.	2,628,650

		TOTAL COMMON STOCKS (Cost $57,030,179)	58,653,170

	See accompanying notes to financial statements.

The Biondo Growth Fund
PORTFOLIO OF INVESTMENTS (Continued)
July 31, 2008 (Unaudited)
	Shares /
	Principal ($)		Value
		U.S. GOVERNMENT SECURITIES - 1.6%
	$ 1,024,000	United States Treasury Note - 3.25% due 1/15/2009
		(Cost $1,032,491)	$ 1,030,721

		SHORT-TERM INVESTMENTS - 9.4%
	6,106,635	Milestone Treasury Obligation Portfolio - Institutional Class, 1.97%, 8/1/08**
		(Cost $6,106,635)	6,106,635

		TOTAL INVESTMENTS - 101.4% (Cost $64,169,305) (a)	$ 65,790,526
		LIABILITIES IN EXCESS OF OTHER ASSETS - (1.4)%	(921,876)
		NET ASSETS - 100.0%	$ 64,868,650

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is substantially the same and differs from market value by
	net unrealized appreciation (depreciation) of securities as follows:
		Unrealized Appreciation:	$ 8,518,901
		Unrealized Depreciation:	(6,897,680)
		Net Unrealized Appreciation:	$ 1,621,221

*	Non-Income producing security.
**	Money market fund; interest rate reflects seven-day effective yield on January 31, 2008.
+	Subject to call option written
Schedule of Options Written
July 31, 2008 (Unaudited)

	Number of
	Contracts***	Security, Expiration Date, Exercise Price	Value
	15	Apple, Inc., Sept 08, Call @ $160	$ 13,800
	15	Apple, Inc., Sept 08, Call @ $165	10,425
	75	Ceradyne, Inc., Sept 08, Call @ $45	31,800
	10	Intuitive Surgical, Inc., Jan 09, Call @ $330	32,100
	25	Intuitive Surgical, Inc., Oct 08, Call @ $280	109,500
	100	J. P. Morgan Chase & Co., Jan 09, Put @ $45	72,500
	100	J. P. Morgan Chase & Co., Jan 09, Put @ $50	109,500
		TOTAL OPTIONS WRITTEN
		(Premiums received $363,227)	$ 379,625
***	Each option contract allows the holder of the option to purchase or sell 100 shares of the underlying security.

	See accompanying notes to financial statements.

The Biondo Growth Fund
STATEMENT OF ASSETS AND LIABILITIES
July 31, 2008 (Unaudited)

ASSETS
Investment securities:
At cost	$ 64,169,305
At value	$ 65,790,526
Receivable for securities sold	46,176
Dividends and interest receivable	10,873
Prepaid expenses and other assets	10,976
TOTAL ASSETS	65,858,551

LIABILITIES
Options written, at value (premiums received $363,227)	379,625
Investment advisory fees payable	44,543
Distribution (12b-1) fees payable	41,105
Fees payable to other affiliates	22,876
Accrued expenses and other liabilities	31,058
TOTAL LIABILITIES	989,901
NET ASSETS	$ 64,868,650

Net Assets Consist Of:
Paid in capital [$0 par value, unlimited shares authorized]	$ 66,806,068
Accumulated net investment loss	(218,262)
Accumulated net realized loss from security transactions and options transactions	(3,323,979)
Net unrealized appreciation of investments and written options	1,604,823
NET ASSETS	$ 64,868,650

Shares of beneficial interest outstanding - Investor Class	6,400,557

Net asset value (Net assets ÷ Shares outstanding), offering price and
redemption price per share (a)	$ 10.13

(a) Redemptions made within 30 days of purchase may be assessed a redemption fee of 2.00%.

See accompanying notes to financial statements.

The Biondo Growth Fund
STATEMENT OF OPERATIONS
For the Six Months Ended July 31, 2008 (Unaudited)

INVESTMENT INCOME
Interest	$ 61,935
Dividends	209,238
TOTAL INVESTMENT INCOME	271,173

EXPENSES
Investment advisory fees	320,194
Distribution (12b-1) fees	80,049
Administrative services fees	81,600
Printing and postage expenses	16,655
Registration fees	4,550
Custodian fees	5,915
Insurance expense	7,289
Trustees' fees and expenses	977
Other expenses	7,753
TOTAL EXPENSES	524,982

Fees waived by the Advisor	(44,380)

NET EXPENSES	480,602
NET INVESTMENT LOSS	(209,429)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss from security transactions	(3,008,693)
Net realized gain from options written	384,436
Net change in unrealized appreciation (depreciation) of investments	(27,190)
Net change in unrealized appreciation (depreciation) on options written	(117,097)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(2,768,544)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$ (2,977,973)

See accompanying notes to financial statements.

The Biondo Growth Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the
	Six Months	For the
	Ended	Year Ended
	July 31, 2008	January 31,
	(Unaudited)	2008
FROM OPERATIONS
Net investment loss	$ (209,429)	$ (142,932)
Net realized gain (loss) from security transactions	(3,008,693)	584,224
Net realized gain from options written	384,436	55,421
Net change in unrealized appreciation (depreciation) of investments	(27,190)	(628,701)
Net change in unrealized appreciation (depreciation) of options written	(117,097)	100,699
Net decrease in net assets resulting from operations	(2,977,973)	(31,289)

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains	-	(1,288,187)
From net investment income	-	-
Net decrease in net assets from distributions to shareholders	-	(1,288,187)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	8,463,203	21,649,528
Net asset value of shares issued in
reinvestment of distributions to shareholders	-	1,288,121
Payments for shares redeemed	(3,163,697)	(4,849,286)
Redemption fee proceeds	-	279
Net increase in net assets from shares of beneficial interest	5,299,506	18,088,642

TOTAL INCREASE IN NET ASSETS	2,321,533	16,769,166

NET ASSETS
Beginning of Period	62,547,117	45,777,951
End of Period*	$ 64,868,650	$ 62,547,117
* Includes accumulated net investment loss of:	$ (218,262)	$ (8,833)

SHARE ACTIVITY - INVESTOR CLASS
Shares Sold	811,238	1,895,897
Shares Reinvested	-	110,783
Shares Redeemed	(301,717)	(428,764)
Net increase in shares of beneficial interest outstanding	509,521	1,577,916

See accompanying notes to financial statements.

The Biondo Growth Fund
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Six Months
	Ended		Year		Year
	July 31,		Ended		Ended
	2008		January 31,		January 31,
Investor Class	(Unaudited)		2008		2008 (1)
Net asset value,
beginning of period	$ 10.62		$ 10.61		$ 10.00

Activity from investment operations:
Net investment income (loss)	(0.03)		(0.02)		0.04
Net realized and unrealized
gain (loss) on investments	(0.46)		0.27		0.61
Total from investment operations	(0.49)		0.25		0.65

Paid-in-Capital from
Redemption Fees	0.00	(4)	0.00	(4)	0.00	(4)

Less distributions from:
Net investment income	-		-		-
Net realized gains	-		(0.24)		(0.04)
Total distributions	-		(0.24)		(0.04)

Net asset value, end of period	$ 10.13		$ 10.62		$ 10.61

Total return (2)	(4.61)%	(6)	2.14%		6.53%	(6)

Net assets, end of period (000s)	$ 64,869		$ 62,547		$ 45,778

Ratio of gross expenses to average
net assets (3)	1.64%	(5)	1.62%		1.90%	(5)
Ratio of net expenses to average
net assets	1.50%	(5)	1.50%		1.50%	(5)
Ratio of net investment income (loss)
to average net assets	(0.65)%	(5)	(0.26)%		0.63%	(5)

Portfolio Turnover Rate	18%	(6)	49%		8%	(6)

(1) The Biondo Growth Fund commenced operations on May 3, 2006.
(2) Total returns shown exclude the effect of applicable redemption fees.
(3) Represents the ratio of expenses to average net assets absent fee waivers by the Advisor.
(4) Amount represents less than $0.01 per share.
(5) Annualized.
(6) Not annualized.

See accompanying notes to financial statements.

The Biondo Growth Fund

NOTES TO FINANCIAL STATEMENTS

July 31, 2008 (Unaudited)

1.

ORGANIZATION

The Biondo Growth Fund (the “Fund”) is a non-diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company.   The Fund currently offers the Investor Class shares.  The Fund seeks capital appreciation, which it pursues by investing primarily in equity securities of companies that are believed by the Fund’s investment advisor to have above-average future growth potential relative to their peers.

2.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements.  The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Securities valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day as of which such value is being determined and securities listed on NASDAQ are valued at the NASDAQ Official Closing Price. If market quotations are not readily available or if the Advisor believes the market quotations are not reflective of market value, securities will be valued at their fair market value as determined in good faith and evaluated as to the reliability of the fair value method used by the Fund’s Board of Trustees (the “Board”) on a quarterly basis, in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”).   The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.   Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

The Biondo Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

July 31, 2008 (Unaudited)

Various inputs are used in determining the value of the Fund’s investments.   These inputs are summarized in three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities.

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumption in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following are summaries of the inputs used as of July 31, 2008 in valuing the Funds’ assets carried at fair value:

* Other financial instruments include futures, forwards and swap contracts.

Security transactions and related income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis.  Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

The Biondo Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

July 31, 2008 (Unaudited)

Dividends and distributions to shareholders – Dividends from net investment income, if any, are declared and paid annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Federal income tax – It is the Fund’s policy to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required.

On July 13, 2006, FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes’ (“FIN 48”).  FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements.  FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.  Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year.  The adoption of FIN 48 had no impact on the financial statements of the Fund.

Options Transactions – The Fund may write call options only if it (i) owns an offsetting position in the underlying security or (ii) has an absolute or immediate right to acquire that security without additional cash consideration or exchange of other securities held in its portfolio.

When the Fund writes a call option, an amount equal to the premium received is included in the statement of assets and liabilities as a liability.  The amount of the liability is subsequently marked-to-market to reflect the current market value of the option.  If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized.  If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received.  As writer of an option, the Fund has no control over whether the option will be exercised and, as a result, retains the market risk of an unfavorable change in the price of the security underlying the written option.

The Biondo Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

July 31, 2008 (Unaudited)

The Fund may purchase put and call options.  Put options are purchased to hedge against a decline in the value of securities held in the Fund’s portfolio.  If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit.  The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund.  In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs.  Written and purchased options are non-income producing securities.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

3.  OPTION CONTRACTS WRITTEN

The number of option contracts written and the premiums received by the Fund during the period ended July 31, 2008, were as follows:

	Number of Contracts	Premiums Received
Options outstanding, beginning of period	420	$ 406,549
Options written	2,290	1,070,669
Options exercised	(395)	(175,238)
Options expired	(865)	(111,153)
Options closed	(1,110)	(827,600)
Options outstanding, end of period	340	$ 363,227

The Biondo Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

July 31, 2008 (Unaudited)

4.

INVESTMENT TRANSACTIONS

For the period ended July 31, 2008, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. Government securities, amounted to $20,095,998 and $10,792,424, respectively.

5. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES

The business activities of the Fund are supervised under the direction of the Board, which is responsible for the overall management of the Fund. Biondo Investment Advisors, LLC serves as the Fund’s Investment Advisor (the “Advisor”). The Fund has employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services. A Trustee and certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Pursuant to an Advisory Agreement with the Fund, the Advisor, under the supervision of the Board, oversees the daily operations of the Fund and supervises the performance of administrative and professional services provided by others.  As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of the Fund’s average daily net assets.

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed, at least until May 31, 2009, to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (excluding taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, or extraordinary expenses, such as litigation, not incurred in the ordinary course of the Fund’s business) do not exceed 1.50% per annum of the Fund’s average daily net assets for the Investor Class shares.

The Biondo Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

July 31, 2008 (Unaudited)

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund's Operating Expenses attributable to the Investor Class shares are subsequently less than 1.50% of average daily net assets, the Advisor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund's expenses to exceed 1.50% of average daily net assets. If Fund Operating Expenses attributable to the Investor Class shares subsequently exceed 1.50% per annum of the average daily net assets, the reimbursements shall be suspended. The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time.   For the period ended July 31, 2008, the Advisor waived expenses in the amount of $44,380.   As of January 31, 2008, the Advisor has $67,082 of waived expenses that may be recovered no later than January 31, 2011 and $97,316 of waived expenses that may be recovered no later then January 31, 2010.

The Board has adopted a Distribution Plan and Agreement (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act.  The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25% of the average daily net assets attributable to the Investor Class shares and is paid to Northern Lights Distributors, LLC (the “Distributor”), to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Advisor.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Investor Class shares.   The Distributor is an affiliate GFS.

Each Fund pays its pro rata share of a total fee of $7,500 per quarter for the Northern Lights Fund Trust to each Trustee who is not affiliated with the Trust or Advisor. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust.

The Biondo Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

July 31, 2008 (Unaudited)

Pursuant to separate servicing agreements, GFS is compensated for providing administration, fund accounting, transfer agency and custody administration services to the Fund as follows:

Administration.  The Fund pays GFS an asset-based fee in decreasing amounts as Fund assets reach certain breakpoints. The Fund is subject to a minimum annual fee. The Fund also pays GFS for any out-of-pocket expenses.   Fees are billed monthly as follows:

The greater of:

A minimum annual fee of $40,000 per annum or

-

10 basis points or 0.10% per annum on the first $100 million in net assets

-

8 basis points or 0.08% per annum on the next $150 million in net assets

-

6 basis points or 0.06% per annum on net assets greater than $250 million

Fund Accounting.  Total charges for Fund Accounting services include asset-based fees and out-of-pocket expenses. Fees are calculated based upon the average net assets of the Fund for the previous month. The Fund pays GFS a base annual fee of $22,200 plus a basis point fee in decreasing amounts as Fund assets reach certain breakpoints, as follows:

-

2 basis points or 0.02% on net assets of $25 million to $100 million

-

1 basis point or 0.01% on net assets greater than $100 million

Transfer Agency.  For the services rendered by GFS in its capacity as transfer agent, the Fund pays GFS transfer agent fees, out-of-pocket expenses, activity charges, and special report charges.   The fees are billed monthly as follows:

-

The greater of the annual minimum or per account charges.   The annual minimum is $15,000 and the per account charge is $14.00 for open accounts and $2.00 for closed accounts.

Custody Administration. Pursuant to the terms of the Fund’s Custody Agreement with Bank of New York (the “Custody Agreement”), the Fund pays an asset-based custody fee in decreasing amounts as Fund assets reach certain breakpoints. The Fund also pays certain transaction fees and out-of-pocket expenses pursuant to the Custody Agreement. GFS receives a portion of these fees for performing certain custody administration services.   GFS’s share of such fees collected for the period ended July 31, 2008 was $3,754.  The Custody fees listed in the Statement of Operations include the fees paid to GFS as Custody Administrator.

The Biondo Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

July 31, 2008 (Unaudited)

In addition, certain affiliates of GFS provide ancillary services to the Fund(s) as follows:

Northern Lights Compliance Services, LLC  (“NLCS”),an affiliate of GFS, provides a Chief Compliance Officer (“CCO”) to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives from the Fund an annual fee of $10,000, payable quarterly, and is reimbursed for out-of-pocket expenses.  For the period ended July 31, 2008, the Fund incurred expenses of $0.00 for compliance services pursuant to the Trust’s Agreement with NLCS.

GemCom, LLC (“GemCom”), an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.  For EDGAR services, GemCom charges a per-page conversion fee and a flat filing fee.   For the period ended July 31, 2008, GemCom collected amounts totaling $2,372 for EDGAR and printing services performed.   Such fees would be included in the line item marked “Printing and Postage Expenses” on the Statement of Operations in this shareholder report.

6.

REDEMPTION FEES

The Fund may assess a short-term redemption fee of 2.00% of the total redemption amount if shareholders sell their shares after holding them for less than 30 days. The redemption fee is paid directly to the Fund.  For the period ended July 31, 2008, the Fund assessed $0 in redemption fees.

The Biondo Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

July 31, 2008 (Unaudited)

7. DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions for the following periods was as follows:

As of January 31, 2008, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Permanent book and tax differences, which are due to different book and tax treatments of short-term capital gains and distributions in excess of capital gains, resulted in reclassification for the period ended January 31, 2008 as follows: a decrease in paid in capital of $47,429, a increase in accumulated net realized losses of $100,920 and a decrease in distributions in excess of net investment income of $148,349.

The Biondo Growth Fund

EXPENSE EXAMPLES

July 31, 2008 (Unaudited)

As a shareholder of the Biondo Growth Fund, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in The Biondo Growth Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2008 through July 31, 2008.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses.  You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on The Biondo Growth Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees.  Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Investor Class	Beginning Account Value 2/1/08	Ending Account Value 7/31/08	Expenses Paid During Period 2/1/08 – 7/31/08	Expense Ratio During Period ** 2/1/08- 7/31/08
Actual	$1,000.00	$953.90	$7.29*	1.50%

	Beginning Account Value 2/1/08	Ending Account Value 7/31/08	Expenses Paid During Period 2/1/08 – 7/31/08	Expense Ratio During Period ** 2/1/08 – 7/31/08
Hypothetical (5% return before expenses)	$1,000.00	$1,017.40	$7.52*	1.50%

*Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (182) divided by the number of days in the fiscal year (366).

**Annualized.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-800-672-9152 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-800-672-9152.

INVESTMENT ADVISOR

Biondo Investment Advisors, LLC

544 Routes 6 & 209, PO Box 909

Milford, Pennsylvania 18337

ADMINISTRATOR

Gemini Fund Services, LLC

450 Wireless Blvd.

Hauppauge, New York 11788

Item 2. Code of Ethics.  Not applicable.

Item 3. Audit Committee Financial Expert.  Not applicable.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Not applicable.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

10/8/08

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

        Andrew B. Rogers, President

Date

10/8/08

By (Signature and Title)

/s/ Kevin E. Wolf

       Kevin E. Wolf, Treasurer

Date

10/8/08